EXHIBIT 10.1

SCHEDULE

to the

ISDA MASTER AGREEMENT

(1992 Multicurrency — Cross Border)

dated as of [date]

between

[HEDGE COUNTERPARTY],
a [                              ]

(“Party A”)

and

FORD CREDIT AUTO OWNER TRUST 20    -[X],

a Delaware statutory trust

(“Party B”)

Part 1.          Termination Provisions.

(a)                                 “Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),             Not applicable.

Section 5(a)(vi),          Not applicable.

Section 5(a)(vii),       Not applicable.

Section 5(b)(iv),          Not applicable.

in relation to Party B for the purpose of:

Section 5(a)(v),             Not applicable.

Section 5(a)(vi),          Not applicable.

Section 5(a)(vii),       Not applicable.

Section 5(b)(iv),          Not applicable.

(b)                                 “Specified Transaction” will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from Section 14.

(c)                                  The “Breach of Agreement” provisions of Section 5(a)(ii), the “Misrepresentation” provisions of Section 5(a)(iv) and the “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party B; provided, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex will not be an Event of Default unless (i) [the Moody’s Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply] and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(d)                                 The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B, except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex will not be an Event of Default unless (i) [the Moody’s Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply] and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(e)                                  The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

For the purposes of Section 5(a)(vi), the following provisions apply:

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here:  No change from Section 14, [except that such term will not include obligations in respect of deposits received in the ordinary course of Party A’s or, if applicable, its Eligible Guarantor’s, banking business].

“Threshold Amount” means, with respect to Party A, an amount equal to 3% of the shareholders’ equity of Party A or, if applicable, its Eligible Guarantor.

(f)                                   Bankruptcy

Section 5(a)(vii)(2), (7) and (9) will not apply to Party B.

Section 5(a)(vii)(3) will not apply to Party B to the extent that such provision refers to any assignment, arrangement or composition that is effected by or pursuant to the Transaction Documents.

Section 5(a)(vii)(4) will not apply to Party B to the extent any such proceeding or petition was instituted or presented by Party A or any of its Affiliates.

Section 5(a)(vii)(6) will not apply to Party B to the extent that such provision refers to (i) any appointment that is effected by or pursuant to the Transaction Documents or (ii) any appointment to which Party B has not become subject.

Section 5(a)(vii)(8) will apply to Party B only to the extent that it relates to Section 5(a)(vii)(1), (3) (as amended above), (4) (as amended above), (5) and (6) (as amended above).

(g)                                 Tax Event and Tax Event Upon Merger

Section 5(b)(ii) will apply; provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” are deleted.

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Section 5(b)(iii) will apply; provided that Party A will not be entitled to designate an Early Termination Date or effect a transfer pursuant to Section 6(b)(ii) by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

(h)                                 The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

(i)                                     The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A or to Party B.

(j)                                    Payments on Early Termination; General.  Subject to Part 1(k) below, for the purpose of Section 6(e):

(i)                                     Market Quotation will apply, unless Party A is the sole Affected Party and Party B has contracted to enter into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

(ii)                                  The Second Method will apply.

(k)                                 Payments on Early Termination Due to Certain Events.  Notwithstanding Section 6, if an Early Termination Date is designated at a time when Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to [(v)/(vi)] below will apply:

(i)                                     The definition of “Market Quotation” will be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.”

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(ii)                                  If Party B elects to determine whether or not a Firm Offer satisfies the condition in clause (4) of “Market Quotation”, it will do so in a commercially reasonable manner.

(iii)                               The definition of “Settlement Amount” will be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(A)                               if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(B)                               if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(C)                               if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(iv)                              At any time on or before the Early Termination Date at which two or more Market Quotations from Eligible Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B may accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(v)                                 If Party B requests Party A in writing to obtain Market Quotations, Party A will use its reasonable efforts to do so before the Early Termination Date.

(l)                                     “Termination Currency” means United States Dollars.

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(m)                             Additional Termination Event will apply.  Each of the following will constitute an Additional Termination Event pursuant to Section 5(b)(v):

(i)                                     Acceleration of Notes.  Any acceleration of the Notes pursuant to Section 5.2(a) of the Indenture (provided such acceleration has not been rescinded pursuant to Section 5.2(b) of the Indenture) and commencement of liquidation of the Collateral, with Party B as the sole Affected Party;

(ii)                                  Amendments.  Any amendment or supplement to the Indenture or to the Sale and Servicing Agreement that would materially adversely affect any of Party A’s rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent will not be unreasonably withheld; provided that Party A’s consent will be deemed to have been given if Party A does not object in writing within ten Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party;

(iii)                               [Fitch Rating Triggers.  Failure of Party A to comply with the requirements of Part 5(n), with Party A as the sole Affected Party;]

(iv)                              [Moody’s First Rating Trigger.  Failure of Party A to comply with the requirements of Part 5(o)(ii), with Party A as the sole Affected Party;]

(v)                                 [Moody’s Second Rating Trigger.  (A) The Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (B)(1) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Section 7 (as amended below) or (2) at least one entity having the Moody’s Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement, with Party A as the sole Affected Party;]

(vi)                              [S&P Posting Rating Triggers.  Failure of Party A to comply with the requirements of the currently effective S&P Option pursuant to Part 5(p), with Party A as the sole Affected Party;]

(vii)                           [S&P Replacement Rating Triggers.  Failure of Party A to comply with the applicable clause below, with Party A as the sole Affected Party:

(A)                               if S&P Option 1 under Part 5(p) is in effect, the failure of Party A, within 60 days of the occurrence of an S&P Option 1 Replacement Trigger, to either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 1 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below);

(B)                               if S&P Option 2 under Part 5(p) is in effect, the failure of Party A, within 60 days of the occurrence of an S&P Option 2 Replacement Trigger, to

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either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 2 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below);

(C)                               if S&P Option 3 under Part 5(p) is in effect, the failure of Party A, within 60 days of the occurrence of an S&P Option 3 Replacement Trigger, to either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 3 Required Ratings or (B) effect a transfer to an Eligible Replacement having the S&P Option 3 Required Ratings in accordance with Section 7 (as amended below); or

(D)                               if S&P Option 4 under Part 5(p) is in effect, the failure of Party A, within 30 days of the occurrence of an S&P Option 4 Replacement Trigger, to either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 4 Required Ratings or (B) effect a transfer to an Eligible Replacement having the S&P Option 4 Required Ratings in accordance with Section 7 (as amended below); and]

(viii)                        Regulation AB.  Failure of Party A to comply with the requirements of Part 5(u), with Party A as the sole Affected Party.

Part 2.          Tax Representations.

(a)                                 Payer Tax Representations.  For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f), (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii), and (iii) the satisfaction of the agreement of the other party contained in Section 4(d); provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)                                 Payee Tax Representations.  For the purpose of Section 3(f):

(i)                                     Party A makes the following representations:

[To be provided by Party A.]

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(ii)                                  Party B makes the following representations:

It is a “U.S. person” (as that term is used in U.S. Treasury Regulations section 1.1441-4(a)(3)(ii)) that is a disregarded entity for U.S. federal tax purposes because either (x) it is “disregarded as an entity separate from is owner” (as that phrase is used in U.S. Treasury Regulations section 301.7701-2(c)(2)), or (y) it is treated as disregarded from its owner such that items of income are treated as received directly by its owner (as provided in U.S. Treasury Regulations section 1.671-2(c)).  For U.S. federal income tax purposes, its sole direct or indirect owner is a corporation that is a “U.S. person” (as that term is used in U.S. Treasury Regulations section 1.1441-4(a)(3)(ii)).

Part 3.          Agreement to Deliver Documents.

(a)                                 For purposes of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, including IRS Form W-9, Form W-8ECI or Form W-8BEN, as applicable.

On the date of this Agreement, and promptly upon the earlier of (i) reasonable demand by the other party and (ii) learning that the form or document is required.

(b)                                 Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A	Annual audited financial statements prepared in accordance with generally accepted accounting principles in the country in which the party is organized.	Promptly upon Party B’s request.	Yes

Party A and Party B

Certificate or other documents evidencing the authority of the party entering into this Agreement or a Confirmation, as the case may be, including copies of any board resolutions and appropriate certificates of incumbency as to the officers executing such documents.

		Upon execution of this Agreement and, if a Confirmation so requires it, on or before the date set forth in such Confirmation.	Yes

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Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B	Opinions of counsel in form and substance reasonably acceptable to the other party.	Upon execution of this Agreement.	No

Party A	Financial data relating to Party A, as required pursuant to Part 5(u) of this Schedule.	As required pursuant to Part 5(u) of this Schedule.	Yes

Party A

Executed Indemnification and Contribution Agreement, among Party A, Ford Motor Credit Company LLC and Ford Credit Auto Receivables Two LLC, relating to Party A’s furnished information for use in the Prospectus.

		At or promptly following execution of this Agreement., but before the Effective Date of the related Transaction.	Yes

Party B	Copies of executed Indenture and Sale and Servicing Agreement.	Upon execution of such agreements.	No

Part 4.          Miscellaneous

(a)                                 Addresses for Notices:

(i)                                     To Party A:

For the purpose of Section 12(a), any notice to Party A relating to a particular Transaction will be delivered to the address or facsimile number specified in the Confirmation of such Transaction.  Any notice delivered for purposes of Sections 5 and 6 of this Agreement will be delivered to the following address:

[Hedge Counterparty]

[Address]

Attn:

Tel:

Fax:

with a copy to:

[Hedge Counterparty]

[Address]

Attn:

Tel:

Fax:

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(ii)                                  To Party B:

For the purpose of Section 12(a), any notice to Party B relating to a particular Transaction will be delivered to the address or facsimile number specified in the Confirmation of such Transaction.  Any notice delivered for purposes of Sections 5, 6 and 7 of this Agreement will be delivered to the following address:

U.S. Bank Trust National Association,
as Owner Trustee for
Ford Credit Auto Owner Trust 20    -[X]

300 Delaware Avenue, Ninth Floor

Wilmington, Delaware 19801

Attn:  Corporate Trust Department

Tel:  (302) 576-3704

Fax:  (302) 576-3717

with copies to:

The Bank of New York Mellon,
as Indenture Trustee for
Ford Credit Auto Owner Trust 20    -[X]

101 Barclay Street, Floor 8 West

New York, New York 10286

Attn: Structured Finance Services -

Asset Backed Securities, Ford 20    -[X]

Tel:  (212) 815-4389

Fax:  (212) 815-2493

and

Ford Motor Credit Company LLC

One American Road, Suite 2411

Dearborn, Michigan  48126

Attn:  Corporate Secretary

Tel:  (313) 323-1200

Fax:  (313) 337-1160

and

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 801-C1

One American Road

Dearborn, Michigan 48126

Attn: Securitization Operations Supervisor

Tel: (313) 594-3495

Fax: (313) 390-4133

(b)                                 Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:                                     Not applicable.

Party B appoints as its Process Agent:                                     Not applicable.

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(c)                                  Offices.  The provisions of Section 10(a) will apply.

(d)                                 Multibranch Party.  For the purpose of Section 10:

(i)                                     Party A is not a Multibranch Party.

(ii)                                  Party B is not a Multibranch Party.

(e)                                  Calculation Agent.  The Calculation Agent is Party B.

(f)                                   Credit Support Document.  Details of any Credit Support Document:

In relation to Party A:                          The 1994 ISDA Credit Support Annex to this Agreement, dated as of the date of this Agreement and attached to this Agreement (the “Credit Support Annex”), and any Eligible Guarantee provided to Party B in support of Party A’s obligations under this Agreement.

In relation to Party B:                          The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)                                  Credit Support Provider.

In relation to Party A:                          Party A and the guarantor under any Eligible Guarantee provided to Party B in support of Party A’s obligations under this Agreement.

In relation to Party B:                          Not applicable.

(h)                                 Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

(i)                                     Single Agreement. Section 1(c) will be amended by the addition of the words “, the Credit Support Annex” after the words “Master Agreement”.

(j)                                    Netting of Payments.  Subparagraph (ii) of Section 2(c) will apply to all Transactions under this Agreement.

(k)                                 “Affiliate” will have the meaning specified in Section 14.

(l)                                     Waiver of Jury Trial.  Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement.  Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver.

(m)                             Local Business Day.  The definition of “Local Business Day” in Section 14 will be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

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Part 5.          Other Provisions.

(a)                                 Representations and Warranties.  Section 3(a) is amended by adding the following paragraphs (vi) and (vii):

“(vi)                        Eligible Contract Participant.  It is an “eligible contract participant” as defined in Section 1a of the Commodity Exchange Act (7 U.S.C. Section 1a), as amended.

(vii)                           No Agency.  It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).”

(b)                                 Relationship Between Parties.  Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)                                     Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)                                  Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction.

(iii)                               Status of Parties.  The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(c)                                  Tax Provisions.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax will be an Indemnifiable Tax and, in relation to payments by Party B, no Tax will be an Indemnifiable Tax.

(d)                                 No Petition.  Party A covenants and agrees that prior to the date that is one year and one day after the payment in full of (i) all of the Notes and any other securities issued by Party B and (ii) any other securities issued by a trust as to which Ford Credit Auto Receivables Two LLC is a depositor (or, if later, the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law), it will not institute against, or join with any other Person in instituting against, Party B or Ford Credit Auto Receivables Two LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under United States federal or state bankruptcy or similar law in connection with any obligations under this Agreement.  The provisions of this paragraph will survive the termination of this Agreement.

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(e)                                  Limited Recourse; Subordination.

(i)                                     Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obligations of Party B and will be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions under the Indenture and on the Payment Dates specified therein.  Party A acknowledges that Party B has pledged its assets constituting the Collateral to the Indenture Trustee.  Upon exhaustion of the assets of Party B and the proceeds of such assets in accordance with the Indenture and the Sale and Servicing Agreement, Party A will not be entitled to take any further steps against Party B to recover any sums due but unpaid under this Agreement, all claims in respect of which will be extinguished.  No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction against any holder of a beneficial interest, employee, officer or Affiliate of Party B and, except as specifically provided in this Agreement, no recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of this Agreement against the Administrator (as defined in the Administration Agreement), Ford Credit Auto Receivables Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate of such person; provided, however, that the foregoing will not relieve any such person or entity from any liability they might otherwise have as a result of their gross negligence or willful misconduct.

(ii)                                  The parties intend that this Part 5(e)(i) constitute an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code and will survive the termination of this Agreement.

(f)                                   Party B Pledge.  Notwithstanding anything in Section 7 to the contrary, Party A acknowledges that Party B will pledge substantially all its assets, including all right , title and interest of Party B in, to and under this Agreement, to the Indenture Trustee for the benefit of the Noteholders and the Hedge Counterparties pursuant to the Indenture.  Party A irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact for the purpose of evidencing the existence and maintaining the perfection of the security granted to Party A.  Party A (as a Secured Party under the Transaction Documents) agrees that it has no voting rights in connection with any action to be taken on behalf of the Secured Parties.  The Indenture Trustee will not be deemed to be a party to this Agreement; provided, however, the Indenture Trustee, acting on behalf of the holders of the Notes, will have the right to enforce this Agreement against Party A.  Party A will be entitled to rely on any notice or communication from the Indenture Trustee to that effect.

(g)                                  Severability.  If any term, provision, covenant or condition of this Agreement, or the application of any such term, provision, covenant or condition to any party or circumstance, is held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions of this Agreement will continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not

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substantially impair the respective benefits or expectations of the parties to this Agreement.

(h)                                 Recording of Conversations.  Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

(i)                                     Consent by Party A to Amendments to Certain Documents.  Before any amendment, modification or supplement is made to the Indenture or the Sale and Servicing Agreement that would materially adversely affect any of Party A’s rights or obligations under this Agreement or any Transaction, Party B will provide Party A with a copy of the proposed amendment, modification or supplement and will, obtain the consent of Party A prior to its adoption, which consent will not be unreasonably withheld; provided that Party A’s consent will be deemed to have been given if Party A does not object in writing within ten Business Days of receipt of a written request for such consent.

(j)                                    Set-off.

(i)                                     All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 2(c) or Section 6.

(ii)                                  The last sentence of the first paragraph in Section 6(e) is deleted and replaced with the words “Notwithstanding any other provision of this Section, if a Party (the “Paying Party”) would, but for this sentence, be required to pay an amount pursuant to this Section, it may, by giving written notice to the other Party, cause the amount so payable to be reduced by the lesser of (i) such amount and (ii) the aggregate amount payable to the Paying Party pursuant to any demands made under Section 11 on or before the Early Termination Date.”

(k)                                 Limitation of Liability of Owner Trustee.  Notwithstanding anything contained in this Agreement to the contrary, this instrument (and any Confirmation pursuant to this instrument) has been or will be signed on behalf of Party B by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of Party B and in no event will U.S. Bank Trust National Association in its individual capacity or any beneficial owner of Party B have any liability for the representations, warranties, covenants, agreements or other obligations of Party B under this Agreement or under any such Confirmation, as to all of which recourse will be had solely to the assets of Party B.  For all purposes of this Agreement and any Confirmation, in the performance of any duties or obligations of Party B under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement; provided, however, that the foregoing will not relieve the Owner Trustee from any liability it might otherwise have under the Trust Agreement as a result of its gross negligence or willful misconduct.

(l)                                     Definitions.  Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date of this Agreement.  The provisions of the Definitions are incorporated by reference

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in and will be deemed a part of this Agreement, except that references in the Definitions to a “Swap Transaction” will be deemed references to a “Transaction” for purposes of this Agreement.  In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.  In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

For the purpose of this Agreement:

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where (i) such guarantee provides that if a guaranteed obligation cannot be performed without an action being taken by Party A, the guarantor will use its best efforts to ensure  that Party A takes such action, (ii)(A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for tax and such opinion has been disclosed to the Rating Agencies, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment (the “Primary Payment”) under such guarantee is made net of deduction or withholding for tax, Party A is required, under this Agreement, to make such additional payment (the “Additional Payment”) as is necessary to ensure that the net amount actually received by Party B from the guarantor (free and clear of any tax) in respect of the Primary Payment and the Additional Payment will equal the full amount Party B would have received had no such deduction or withholding been required (assuming that the guarantor will be required to make a payment under such guarantee in respect of the Additional Payment) and (iii) the guarantor waives any right of set-off in respect of payment under such guarantee.

“Eligible Replacement” means an entity that could lawfully perform the obligations owing to Party B under this Agreement or its replacement (as applicable) (i) (A) with [the Fitch Second Trigger Required Ratings], [the Moody’s Second Trigger Required Ratings] and [the S&P Second Trigger Required Ratings] or (B) whose present and future obligations owing to Party B under this Agreement or its replacement (as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with [the Fitch Second Trigger Required Ratings], [the Moody’s Second Trigger Required Ratings] and [the S&P Second Trigger Required Ratings] and (ii) acceptable to Party B; provided, that if neither such entity nor its guarantor has [the Fitch First Trigger Required Ratings],[the Moody’s First Trigger Required Ratings] or [the S&P First Trigger Required Ratings], such entity will post collateral in the amount and manner as set forth in the Credit Support Annex.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Long-term Rating” means, with respect to a specified Rating Agency, a rating assigned by such Rating Agency under its long-term rating scale in respect of an entity’s long-term, unsecured and unsubordinated debt obligations.

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“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement, and “Relevant Entity” means any one of them.

“Short-term Rating” means, with respect to a specified Rating Agency, a rating assigned by such Rating Agency under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

(m)                             Additional Defined Terms.  Capitalized terms used but not defined in this Agreement (including this Schedule) or any Confirmation are defined in the Sale and Servicing Agreement, dated as of [        ], 20     (as amended, supplemented or otherwise modified, the “Sale and Servicing Agreement”) among Party B, Ford Motor Credit Company LLC, as Servicer, and Ford Credit Auto Receivables Two LLC, as Depositor.

(n)                                 [Downgrade or Withdrawal of Party A’s Rating by Fitch.

(i)                                     An entity will have the “Fitch First Trigger Required Ratings” if such entity has a Fitch Short-term Rating of “F1” or better and a Fitch Long-term Rating of “A” or better.

(ii)                                  The “Fitch First Rating Trigger” will occur if no Relevant Entity has the Fitch First Trigger Required Ratings.  If the Fitch First Rating Trigger occurs and the Fitch Second Rating Trigger has not occurred, then within 14 calendar days of such failure, Party A will, at its own cost, (A) post collateral in accordance with the Credit Support Annex, (B) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor having the Fitch First Trigger Required Ratings or (C) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).

(iii)                               An entity will have the “Fitch Second Trigger Required Ratings” if such entity has a Fitch Short-term Rating of “F2” or better and a Fitch Long-term Rating of “BBB+” or better.

(iv)                              The “Fitch Second Rating Trigger” will occur if no Relevant Entity has the Fitch Second Trigger Required Ratings.  Within 14 calendar days after the Fitch Second Rating Trigger Requirements apply, Party A will post collateral in accordance with the Credit Support Annex.  Within 30 calendar days after the Fitch Second Rating Trigger Requirements apply, Party A will also, at its own cost, either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor having the Fitch Second Trigger Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).]

(o)                                 [Downgrade or Withdrawal of Party A’s Rating by Moody’s.

(i)                                     An entity will have the “Moody’s First Trigger Required Ratings” (A) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-1” and its Moody’s Long-term Rating is “A2” or better and (B) where such entity is not the subject of a Moody’s Short-term Rating, if its Moody’s Long-term Rating is “A1” or better.

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(ii)                                  The “Moody’s First Rating Trigger Requirements” will apply so long as no Relevant Entity has the Moody’s First Trigger Required Ratings.  Within 30 Local Business Days after the Moody’s First Rating Trigger Requirements apply, Party A will, at its own cost, (A) post collateral in accordance with the Credit Support Annex, (B) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor having the Moody’s First Trigger Required Ratings or (C) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).

(iii)                               An entity will have the “Moody’s Second Trigger Required Ratings” (A) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” or better and its Moody’s Long-term Rating is “A3” or better and (B) where such entity is not the subject of a Moody’s Short-term Rating, if its Moody’s Long-term Rating is “A3” or better.

(iv)                              The “Moody’s Second Rating Trigger Requirements” will apply so long as no Relevant Entity has the Moody’s Second Trigger Required Ratings.  Within 30 Local Business Days after the Moody’s Second Rating Trigger Requirements apply, Party A will post collateral in accordance with the Credit Support Annex.  So long as the Moody’s Second Rating Trigger Requirements apply, Party A will also, at its own cost, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor having the Moody’s Second Trigger Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).]

(p)                                 [Downgrade or Withdrawal of Party A’s Rating by S&P.  Party A acknowledges and agrees that (i) for so long as any Transaction remains outstanding under this Agreement, the provisions of one of subsection (i), (ii), (iii) or (iv) below (“S&P Option 1,” “S&P Option 2,” “S&P Option 3” or “S&P Option 4,” respectively, and each, an “S&P Option”) will apply to Party A, and (ii) as of the date of this Agreement, S&P Option [    ] will apply to Party A.  Notwithstanding the foregoing, from time to time Party A may elect to have another S&P Option apply to Party A by providing notice of such change to Party B, S&P and the Indenture Trustee at least one Local Business Day before the effective date of such election as specified in such notice (such effective date, the “Election Date”); provided, however, that no such change will be permitted if (A) Party A is an Affected Party or Defaulting Party under this Agreement on such Election Date, (B) the S&P Long-term Rating of Party A would be below the required ratings for an eligible replacement under the newly elected S&P Option (i.e., the S&P Option 1 Second Required Ratings, the S&P Option 2 Second Required Ratings, the S&P Option 3 Required Ratings or the S&P Option 4 Required Ratings, as applicable) or (C) the Election Date does not occur prior to the expiration of the initial remedy period for replacement under the currently effective S&P Option (i.e., in the case of S&P Option 1, S&P Option 2 or S&P Option 3, within 60 days of the occurrence of the S&P Option 1 Replacement Trigger, the S&P Option 2 Replacement Trigger and the S&P Option 3 Replacement Trigger, respectively, and, in the case of S&P Option 4, within 30 days of the occurrence of the S&P Option 4 Replacement Trigger).

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(i)                                     S&P Option 1.

(A)                               S&P Option 1 Posting Trigger.  If no Relevant Entity has an S&P Long-term Rating of at “A” or better (such rating threshold, the “S&P Option 1 First Required Ratings” and such failure, the “S&P Option 1 Posting Trigger”) and the S&P Option 1 Replacement Trigger has not occurred, then within ten Local Business Days of such failure, Party A will, at its own cost, post collateral in accordance with the Credit Support Annex.  Party A may also, within ten Local Business Days of such failure, at its own cost, either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 1 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below), and upon either such action, Party A will no longer be required to transfer any credit support.

(B)                               S&P Option 1 Replacement Trigger.  If no Relevant Entity has an S&P Long-term Rating of “BBB+” or better (such rating threshold, the “S&P Option 1 Second Required Ratings” and such failure, the “S&P Option 1 Replacement Trigger”), then within ten Local Business Days of such failure, Party A will, at its own cost, post collateral in accordance with in the Credit Support Annex.  Party A will also, at its own cost, within 60 days of such failure, use commercially reasonable efforts to either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 1 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).

(ii)                                  S&P Option 2.

(A)                               S&P Option 2 Posting Trigger.  If no Relevant Entity has an S&P Long-term Rating of “A” or better (such rating threshold, the “S&P Option 2 First Required Ratings” and such failure, the “S&P Option 2 Posting Trigger”) and the S&P Option 2 Replacement Trigger has not occurred, then within ten Local Business Days of such failure, Party A will, at its own cost, post collateral in accordance with the Credit Support Annex.  Party A may also, within ten Local Business Days of such failure, at its own cost, either (A) obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 2 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below), and upon either such action, Party A will no longer be required to transfer any credit support.

(B)                               S&P Option 2 Replacement Trigger.  If no Relevant Entity has an S&P Long-term Rating of “A-” or better (such rating threshold, the “S&P Option 2 Second Required Ratings” and such failure, the “S&P Option 2 Replacement Trigger”), then within ten Local Business Days of such failure, Party A will, at its own cost, post collateral in accordance with the Credit Support Annex.  Party A will also, at its own cost, within 60 days of such failure, use commercially reasonable efforts to either (A)

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obtain an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 2 First Required Ratings or (B) effect a transfer to an Eligible Replacement in accordance with Section 7 (as amended below).

(iii)                               S&P Option 3.  If no Relevant Entity has an S&P Long-term Rating of “A” or better (such rating threshold, the “S&P Option 3 Required Ratings” and such failure, the “S&P Option 3 Replacement Trigger”), then within ten Local Business Days of such failure, Party A will, at its own cost, post collateral in accordance with the Credit Support Annex.  Party A will also, at its own cost, within 60 days of such failure, use commercially reasonable efforts to either (A) obtain an Eligible Guarantee in respect of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 3 Required Ratings or (B) effect a transfer to an Eligible Replacement having the S&P Option 3 Required Ratings in accordance with Section 7 (as amended below).

(iv)                              S&P Option 4.  If no Relevant Entity has an S&P Long-term Rating of “A+” or better (such rating threshold, the “S&P Option 4 Required Ratings” and such failure, the “S&P Option 4 Replacement Trigger”), Party A will, at its own cost, within 30 days of such failure, use commercially reasonable efforts to either (A) obtain an Eligible Guarantee in respect of Party A’s present and future obligations under this Agreement from a guarantor having the S&P Option 4 Required Ratings or (B) effect a transfer to an Eligible Replacement having the S&P Option 4 Required Ratings in accordance with Section 7 (as amended below).]

(q)                                 Transfers.  Section 7 of this Agreement is deleted in its entirety and replaced with the following:

“Subject to this Section 7, neither Party A nor Party B may assign, novate or transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without (x) the prior written consent of the other party and (y) complying with the requirements in Part 5(r) of the Schedule, except that:

(a)                                 subject to giving prior written notification to Party B, Party A may (at its own cost) transfer its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement if:

(i)                                     the Transferee contracts with Party B on terms that (x) have the same effect as the terms of this Agreement in respect of any obligations (whether absolute or contingent) to make payment or delivery after the effective date of such transfer and (y) insofar as they do not relate to payment or delivery obligations, are, in all material respect, no less beneficial for Party B than the terms of this Agreement immediately before such transfer; and

(ii)                                  unless such transfer is effected for the purpose of Section 6(b)(ii) or at a time when the [Moody’s First Rating Trigger Requirements] apply or the Transferee contracts with Party B on terms that are identical to the terms of this Agreement (except for any amendments that are necessary to reflect, or are a natural consequence of, the fact that the Transferee is to be substituted for Party A), Party B has determined that the condition in

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clause (i)(y) above is satisfied and communicated such determination to Party A in writing;

provided, that:

(A)                               if Party B elects to determine whether or not a transfer satisfies the condition in clause (i)(y) above, it will do so in a commercially reasonable manner;

(B)                               if Party A requests Party B (in writing) to make a determination for the purpose of clause (ii) above in respect of a proposed transfer and Party B does not notify Party A of its determination within 20 Local Business Days of such request, such clause (ii) will be deemed to be deleted for the purpose of the relevant transfer; provided, that such transfer is effected for the purpose of Section 6(b)(ii) or at a time when the [Moody’s First Rating Trigger] Requirements apply; and

(C)                               following a transfer in accordance with this Section 7(a), all references to Party A will be deemed to be references to the Transferee;

(b)                                 Party B may transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement pursuant to the Transaction Documents;

(c)                                  a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(d)                                 a party may make such transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).”

(r)                                    Approval of Amendments, Transfers or Assignments.  Notwithstanding any other provisions of this Agreement, no amendments to this Agreement will be effected, nor may the rights and obligations of Party A be transferred or assigned (other than transfers and assignments pursuant to Section 7(c) or (d)), unless either (i) Party A has provided notice of such action to [Fitch], [Moody’s] and [S&P] at least ten Business Days prior to its effectiveness and no Rating Agency has notified Party A or the Indenture Trustee in writing that such amendment, transfer or assignment will result in a downgrade or withdrawal of the then-current rating of any of the Notes or (ii) if required by the current rating criteria of any of [Fitch], [Moody’s] or [S&P], such Rating Agency confirms in writing that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then-current rating on any of the Notes.

(s)                                   Expenses.  Section 11 is deleted in its entirety and replaced with the following:

“A Defaulting Party or an Affected Party (if such Affected Party is Party A) will, on demand, indemnify and hold harmless the other party for and against the Termination Currency Equivalent of all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of

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its rights under this Agreement or any Credit Support Document to which such Defaulting Party or Affected Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection and costs incurred in connection with procuring a replacement for this Agreement (other than any amount paid or payable to a replacement counterparty).  If, following the making of one or more demands under this Section 11, a reduction is effected pursuant to the last sentence of the first paragraph in Section 6(e), the aggregate amount payable in respect of such demands will be deemed to be discharged to the extent of the amount of such reduction.”

(t)                                    Party B Agent.  Party A acknowledges that Party B has appointed Ford Motor Credit Company LLC as its agent under the Administration Agreement to carry out certain functions on behalf of Party B, and that Ford Motor Credit Company LLC will be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(u)                                 Regulation AB Financial Disclosure.

Party A acknowledges that for so long as there are reporting obligations with respect to any Transaction under this Agreement under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

If the Depositor determines, reasonably and in good faith, that the “significance percentage” of this Agreement has increased to 9%, then on any Business Day after the date of such determination the Depositor may request from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact  increased to 10% (such request, a “Hedge Financial Disclosure Request” and such requested information, subject to the last sentence of this paragraph, the “Hedge Financial Disclosure”).  Party A and Party B further agree that the Hedge Financial Disclosure provided to meet the Hedge Financial Disclosure Request will be the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB, as applicable, and as specified by Party B.

Upon the occurrence of a Hedge Financial Disclosure Request, Party A, at its own expense, will within 30 days after receipt of such Hedge Financial Disclosure Request (or within ten days after Party A being informed of the significance percentage reaching 10% after such Hedge Financial Disclosure Request): (i) provide the Depositor with the Hedge Financial Disclosure, (ii) subject to satisfaction of the Rating Agency Condition and approval by Party B (which approval will not be unreasonably withheld), secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able and will provide the Hedge Financial Disclosure for such entity within the time period specified above or (iii) subject to satisfaction of the Rating Agency Condition and approval by Party B (which approval will not be unreasonably withheld), obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to provide the Hedge Financial Disclosure for such affiliate, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Hedge Financial Disclosure within the time period specified above.  If permitted by Regulation AB, any

20

required Hedge Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(v)                                 Counterparts.  This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

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EXECUTED BY:

[HEDGE COUNTERPARTY]		FORD CREDIT AUTO OWNER TRUST 20 -[X]

		By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to ISDA Schedule]

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

dated as of [Date]

to the Schedule to the

ISDA MASTER AGREEMENT

(1992 — Multicurrency—Cross Border)

dated as of [            ], 20    ,

between

[HEDGE COUNTERPARTY],

a [              ]

(“Party A”)

and

FORD CREDIT AUTO OWNER TRUST 20    -[X],

a Delaware statutory trust

(“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows: —

Part 1.          Interpretation

(a)                                 Definitions and Inconsistency.  Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex.  In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)                                 Secured Party and Pledgor.  All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Copyright ©1994 by International Swaps and Derivatives Association, Inc.

Part 2.          Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.  Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Part 3.          Credit Support Obligations

(c)                                  Delivery Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i)                                     the Credit Support Amount

exceeds

(ii)                                  the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(d)                                 Return Amount.  Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13).  Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i)                                     the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii)                                  the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Part 4.          Conditions Precedent, Transfer Timing, Calculations and Substitutions

(e)                                  Conditions Precedent.  Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i)                                     no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii)                                  no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(f)                                   Transfer Timing.  Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(g)                                  Calculations.  All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time.  The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(h)                                 Substitutions.

(i)                                     Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii)                                  subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Part 5.          Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(iii)                               In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A)                               utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B)                               calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

(C)                               utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(iv)                              In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time.  The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Part 6.          Holding and Using Posted Collateral

(i)                                     Care of Posted Collateral.  Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property.  Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(j)                                    Eligibility to Hold Posted Collateral; Custodians.

(i)                                     General.  Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party.  Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian.  The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii)                                  Failure to Satisfy Conditions.  If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii)                               Liability.  The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(k)                                 Use of Posted Collateral.  Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i)                                     sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii)                                  register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(l)                                     Distributions and Interest Amount

(i)                                     Distributions.  Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii)                                  Interest Amount.  Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).  The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Part 7.          Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(iii)                               that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(iv)                              that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(v)                                 that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Part 8.          Certain Rights and Remedies

(m)                             Secured Party’s Rights and Remedies.  If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i)                                     all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)                                  any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii)                               the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv)                              the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(n)                                 Pledgor’s Rights and Remedies.  If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i)                                     the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii)                                  the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii)                               the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv)                              to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A)                               Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B)                               to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(o)                                 Deficiencies and Excess Proceeds.  The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(p)                                 Final Returns.  When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Part 9.          Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i)                                     it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii)                                  it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii)                               upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv)                              the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Part 10.             Expenses

(q)                                 General.  Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(r)                                    Posted Credit Support.  The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(s)                                   Liquidation/Application of Posted Credit Support.  All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Part 11.             Miscellaneous

(t)                                    Default Interest.  A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount.  This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(u)                                 Further Assurances.  Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(v)                                 Further Protection.  The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(w)                               Good Faith and Commercially Reasonable Manner.  Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(x)                                 Demands and Notices.  All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(y)                                 Specifications of Certain Matters.  Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Part 12.             Definitions

As used in this Annex:—

“Cash” means the lawful currency of the United States of America.

“Credit Support Amount” has the meaning specified in Paragraph 3.

“Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13.

“Delivery Amount” has the meaning specified in Paragraph 3(a).

“Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c).  Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x)                                 the amount of that Cash on that day; multiplied by

(y)                                 the Interest Rate in effect for that day; divided by

(z)                                  360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day,” unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8.  Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i)                                     in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii)                                  in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii)                               in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv)                              in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation Time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)                                     Eligible Collateral or Posted Collateral that is:

(A)                               Cash, the amount thereof; and

(B)                               a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii)                                  Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 2.                     Elections and Variables

(a)                                 Security Interest for “Obligations.”  The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: None.

With respect to Party B: None.

(b)                                 Credit Support Obligations.

(i)                                     Delivery Amount, Return Amount and Credit Support Amount.

(A)                               “Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(1)                                 the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” will be deleted and the word “that” on the second line of Paragraph 3(a) will be replaced with the word “a”;

(2)                                 the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” will be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of:

(1)         [the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party;]

(2)         [the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party;]

(3)         [the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”;] and

(3)                                 if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor’s Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such Transfer, the Delivery Amount will be zero.

(B)                               “Return Amount” has the meaning specified in Paragraph 3(b), except that:

(1)                                 the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” will be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of:

(1)         [the amount by which (a) the [Moody’s Value], as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date;]

(2)         [the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date; and]

(3)         [the amount by which (a) the Fitch Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date.”; and]

(2)                                 in no event will the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such Transfer, the Delivery Amount would be greater than zero.

(C)                               The term “Credit Support Amount” will mean the [Moody’s Credit Support Amount], [the S&P Credit Support Amount] and [the Fitch Credit Support Amount], as applicable.

(D)                               For purposes of this Annex, the following terms have the meanings set forth below:

[“Moody’s Credit Support Amount” means, for any Valuation Date:

(a)         if the Moody’s Threshold for such Valuation Date is zero and either (i) the Moody’s Second Rating Trigger Requirements do not apply or (ii) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply, an amount in U.S. dollars equal to the greater of (A) the sum of (1) the Secured Party’s Exposure and (2) the aggregate of the Moody’s First Trigger Additional Amounts in respect of such Valuation Date for all Transactions hereunder and (B) zero;

(b)         if the Moody’s Threshold for such Valuation Date is zero and the Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply, an amount in U.S. dollars equal to the greatest of (i) the sum of (A) the Secured Party’s Exposure and (B) the aggregate of the Moody’s Second Trigger Additional Amounts in respect of such Valuation Date for all Transactions hereunder, (ii) an aggregate amount equal to the sum of the Next Payments payable by Party A pursuant to each Transaction hereunder in respect of all Next Payment Dates scheduled to occur on or after such Valuation Date (provided that to the extent that any Next Payment (or portion thereof) cannot be determined with certainty on such Valuation Date due to variables that are to be determined on a date following such Valuation Date, it will be calculated by reference to the Valuation Agent’s prediction of what such variables will be and such prediction will be made by the Valuation Agent in a commercially reasonable manner using the information then available to it) and (iii) zero; or

(c)          if the Moody’s Threshold for such Valuation Date is infinity, zero.]

[“Moody’s First Trigger Additional Amount” means, in respect of each Transaction hereunder on any date, an amount in U.S. dollars equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.]

[“Moody’s Second Trigger Additional Amount” means, in respect of each Transaction hereunder on any date, an amount in U.S. dollars equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.]

[“Moody’s Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent, or in the case of Cash the amount thereof, multiplied by the applicable Moody’s Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii)(A).]

“Next Payment” means, for each Transaction and each Valuation Date and in respect of each Next Payment Date, the aggregate amount of any payments due to be made by Party A under Section 2(a) (after taking account of any applicable netting under Section 2(c)) in respect of each such Transaction on such Next Payment Date.

“Next Payment Date” means, for each Transaction and each Valuation Date, each date on which the next scheduled payment by Party A under any Transaction is due to be paid or would be due to be paid but for the application of netting.

[“S&P Credit Support Amount” means, for any Valuation Date, (1) if the S&P Threshold is zero, the amount specified below for the currently effective S&P Option pursuant to Part 5(o) of the Schedule to this Agreement or (2) if the S&P Threshold for such Valuation Date is infinity, zero.

(a)         S&P Option 1.  If the S&P Option 1 Posting Trigger or the S&P Option 1 Replacement Trigger has occurred and been continuing for ten or more Local Business Days, an amount equal to the greater of (i) the sum of (A) the Secured Party’s Exposure plus (B) the product of the applicable S&P Volatility Buffer multiplied by the sum of the Notional Amount, determined on such Valuation Date, of all Transactions hereunder and (ii) zero.

(b)         S&P Option 2. (i) If the S&P Option 2 Posting Trigger has occurred and been continuing for ten or more Local Business Days, an amount equal to the greater of (A) the product of (I) the Secured Party’s Exposure determined on such Valuation Date multiplied by (II) 1.25 and (B) zero, and (ii) if the S&P Option 2 Replacement Trigger has occurred and been continuing for ten or more Local Business Day, an amount equal to the greater of (A) the greater of (I) the sum of (x) the Secured Party’s Exposure plus (y) the product of the applicable S&P Volatility Buffer multiplied by the sum of the Notional Amount, determined on such Valuation Date, of the all Transactions hereunder and (II) the product of (x) the Secured Party’s Exposure determined on such Valuation Date multiplied by (y) 1.3 and (b) zero.

(c)          S&P Option 3.  If the S&P Option 3 Replacement Trigger has occurred and been continuing for ten or more Local Business Days, an amount equal to the greater of (i) the product of (A) the Secured Party’s Exposure determined on such Valuation Date multiplied by (B) 1.25 and (ii) zero.]

[“S&P Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent, or in the case of Cash the amount thereof, multiplied by the applicable S&P Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii)(B).]

[“S&P Volatility Buffer” means the percentage for the applicable S&P Option set forth in the following table with respect to any Transaction:

Weighted Average Life of Transaction (Years)	S&P Option 1	S&P Option 2
Up to 3	8.5%	3.0%
Greater than 3 to less than or equal to 5	12.5%	4.0%
Greater than 5 and less than or equal to 10	15.0%	5.0%]

[“Fitch Credit Support Amount” means, for any Valuation Date:

(a)         if the Fitch Threshold for such Valuation Date is zero, an amount in U.S. dollars equal to:

(i)             if the Pledgor has a Fitch Short-term Rating of “F2” or better and a Fitch Long-term Rating of “A-” or better, the greater of (A) the sum of the following for each Transaction hereunder: (1) the Secured Party’s Exposure plus (2) the product of (w) 125%, multiplied by (x) the Fitch Volatility Buffer, multiplied by (y) 70%, multiplied by (z) the Notional Amount and (B) zero;

(ii)          if the Pledgor has a Fitch Short-term Rating of “F2” or better and a Fitch Long-term Rating of “BBB+” or better, the greater of (A) the sum of the following for each Transaction hereunder: (1) the Secured Party’s Exposure plus (2) the product of (x) 125%, multiplied by (y) the Fitch Volatility Buffer, multiplied by (z) the Notional Amount and (B) zero; and

(iii)       otherwise, the greater of (A) the sum of the following for each Transaction hereunder: (1) the Secured Party’s Exposure plus (2) the product of (w) 125%, multiplied by (x) the Fitch Volatility Buffer, multiplied by (y) 125%, multiplied by (z) the Notional Amount and (B) zero;

(b)         if the Fitch Threshold for such Valuation Date is infinity, zero.]

[“Fitch Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent, or in the case of Cash the amount thereof, multiplied by the applicable Fitch Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii)(C).]

[“Fitch Volatility Buffer” means the percentage set forth in the following table with respect to any Transaction:

	Weighted Average Life of Hedge in Years(1)
Note Rating	< 1	1 - 3	3 - 5	5 — 7
AA-sf or Better	0.75%	2.25%	3.50%	4.50%
Below AA-sf	0.50%	1.50%	2.50%	3.00	%]

(1)         Calculated assuming zero defaults and using a zero prepayment assumption.

(ii)                                  Eligible Collateral.  The following items will qualify as “Eligible Collateral” for the party specified:

With respect to Party A: On any date, the items set forth below (all Eligible Collateral to be denominated in U.S. dollars).

With respect to Party B:  None.

(A)                               [Moody’s Valuation Percentage.

Instrument	Moody’s First Rating Trigger Requirements	Moody’s Second Rating Trigger Requirements
	(Daily or Weekly)	(Daily)	(Weekly)

U.S. Dollar Cash	100%	100%	100%
Fixed-Rate Negotiable Treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity:
<1 Year	100%	100%	100%
1 to 2 years	100%	99%	99%
2 to 3 years	100%	98%	98%
3 to 5 years	100%	97%	97%
5 to 7 years	100%	96%	95%
7 to 10 years	100%	94%	94%
10 to 20 years	100%	90%	89%
More than 20 years	100%	88%	87%
Floating-Rate Negotiable Treasury Debt Issued by the U.S. Treasury Department
All Maturities	100%	99%	99%
Fixed-Rate U.S. Agency Debentures with Remaining Maturity:
<1 Year	100%	99%	99%
1 to 2 years	100%	99%	98%
2 to 3 years	100%	98%	97%
3 to 5 years	100%	96%	96%
5 to 7 years	100%	93%	94%
7 to 10 years	100%	93%	93%
10 to 20 years	100%	89%	88%
More than 20 years	100%	87%	86%
Floating-Rate U.S. Agency Debentures
All Maturities	100%	98%	98%
All other instruments
All Maturities	0%	0%	0%

“Moody’s Valuation Percentage” means, with respect to a Valuation Date and each instrument in the above table, (i) so long as the Moody’s Threshold for such Valuation Date is zero and either (A) the Moody’s Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply, the corresponding percentage for such instrument in the column headed “Moody’s First Rating Trigger Requirements” or (ii) so long as the Moody’s Threshold for such Valuation Date is zero and (A) the Moody’s Second Rating Trigger Requirements apply and (B) at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply, the corresponding percentage in the column headed “Moody’s Second Rating Trigger Requirements.”]

(B)                               [S&P Valuation Percentage.

Instrument	S&P Valuation Percentage
U.S. Dollar Cash	100%
“AAA”-rated Fixed- and Floating- Rate Negotiable Treasury Debt Issued by the U.S. Treasury Department	100%
“AAA”-rated Fixed- and Floating-Rate U.S. Agency Debentures	100%
All other instruments	0%

“S&P Valuation Percentage” means, with respect to a Valuation Date and each instrument in the above table, so long as the S&P Threshold for such Valuation Date is zero, the corresponding percentage for such instrument in the above table.]

(C)                               [Fitch Valuation Percentage.

Instrument	Fitch Valuation Percentage
U.S. Dollar Cash	100%
Fixed-Rate Negotiable Treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity:
Less than 1 year	97.5%
1 to 3 years	96.0%
3 to 5 years	93.5%
5 to 7 years	92.5%
7 to 10 years	91.0%
10 to 30 years	87.0%

“Fitch Valuation Percentage” means, with respect to a Valuation Date and each instrument in the above table, (i) so long as the Fitch Threshold for such Valuation Date is zero, the corresponding percentage for such instrument in the above table.]

(iii)                               Other Eligible Support.  The following items will qualify as “Other Eligible Support” for the party specified:

With respect to Party A: None.
With respect to Party B: None.

(iv)                              Thresholds.

(A)       “Independent Amount” means with respect to Party A:  zero.
“Independent Amount” means with respect to Party B:  zero.

(B)       “Threshold” means with respect to Party A: [the Moody’s Threshold], [the S&P Threshold] and [the Fitch Threshold], as applicable.
“Threshold” means with respect to Party B: infinity.

[“Moody’s Threshold” means, with respect to Party A and any Valuation Date, (a) so long as the Moody’s First Rating Trigger Requirements apply and either (i) the Moody’s First Rating

Trigger Requirements have applied continuously since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time the Moody’s First Rating Trigger Requirements did not apply, zero, and (b) at any other time, infinity.]

[“S&P Threshold” means, with respect to Party A and any Valuation Date, (a) if Party A has elected that S&P Option 1, S&P Option 2 or S&P Option 3 applies pursuant to Part 5(o) of the Schedule to this Agreement and the S&P Option 1 Posting Trigger, the S&P Option 2 Posting Trigger or the S&P Option 3 Replacement Trigger, respectively, has occurred been continuing for at least ten Local Business Days, zero and (b) at any other time, infinity.]

[“Fitch Threshold” means, with respect to Party A and any Valuation Date, (a) so long as the Fitch First Rating Trigger has been continuing for at least 14 calendar days or since this Annex was executed, zero and (b) at any other time, infinity.]

(C)       “Minimum Transfer Amount” means with respect to Party A: U.S.$100,000; provided, however, that if the aggregate outstanding principal balance of the Notes rated by S&P is at the time of any transfer less than U.S.$50,000,000, the “Minimum Transfer Amount” will mean U.S.$50,000; provided, further, however, that at any time Party A is a Defaulting Party, the “Minimum Transfer Amount” will mean zero.

“Minimum Transfer Amount” means with respect to Party B: U.S.$100,000; provided, however, that at any time Party B is a Defaulting Party, the “Minimum Transfer Amount” will mean zero.

(D)       Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of U.S.$10,000.  The Return Amount will be rounded down to the nearest integral multiple of U.S.$10,000.

(c)                                  Valuation and Timing.

(i)                                     “Valuation Agent” means Party A.

(ii)                                  “Valuation Date” means [each Local Business Day] [the first Local Business Day of each week] on which any of the [Moody’s Threshold], [the S&P Threshold] or [the Fitch Threshold] is zero.

(iii)                               “Valuation Time” means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will, as far as practicable, be made as of approximately the same time on the same date.

(iv)                              “Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)                                 Calculations.  Paragraph 4(c) will be amended by inserting the words “, each Credit Support Amount” after the word “Value”.

(vi)                              Value.  Paragraph (i)(B) of the definition of “Value” will be deleted in its entirely and replaced with the following: “(i)(B) a security, the bid price thereof in U.S. dollars obtained by the Valuation Agent (or, if the Valuation Agent is a Defaulting Party and the holder of such Eligible Credit Support has, by way of written notice to the Valuation Agent, nominated another entity to calculate the Value of securities, such entity) multiplied by the applicable Valuation Percentage, if any; and”.

(d)                                 Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Event(s) will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)                                  Substitution.

(i)                                     “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)                                  Consent.  Not applicable.

(iii)                               Obligation of Secured Party.  The Secured Party will only be obliged to transfer Posted Credit Support under Paragraph 4(d)(ii) if the Valuation Agent has confirmed in writing that no Delivery Amount would be created or increased by the transfer (and the date of calculation will be deemed a Valuation Date for this purpose).

(f)                                   Dispute Resolution.

(i)                                     “Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)                                  Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of the outstanding Posted Credit Support or of any transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated as follows:

(A)                               with respect to any Eligible Credit Support or Posted Credit Support comprising securities (“Securities”) the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which will not be and will be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest will have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date, multiplied by the applicable Valuation Percentage; and

(B)                               with respect to any Cash, the amount thereof in U.S. dollars multiplied by the applicable Valuation Percentage.

(iii)                               Alternative.  The provisions of Paragraph 5 will apply.

(g)                                  Holding and Using Posted Collateral.

(i)                                     Eligibility to Hold Posted Collateral; Custodians.  A Custodian of Party B will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6.  Party B’s Custodian will be the Indenture Trustee or such other Qualified Institution that is maintaining the Bank Accounts pursuant to the Sale and Servicing Agreement and Indenture.  Initially, the Custodian for Party B is The Bank of New York Mellon.  If at any time the Custodian fails to be a Qualified Institution, Party B will replace such Custodian with a new Custodian that is a Qualified Institution pursuant to the Sale and Servicing Agreement and the Indenture; provided that, notwithstanding anything herein to the contrary, the Custodian will continue to hold Posted Collateral until such time as the replacement Custodian has been appointed hereunder.

(ii)                                  Rate Hedging Counterparty Collateral Account.  The Posted Collateral will be held in the Hedge Counterparty Collateral Account established pursuant to the Sale and Servicing Agreement and the Indenture, which initially will be account number [          ], in the name “The Bank of New York Mellon, as Indenture Trustee, as secured party for Ford Credit Auto Owner Trust 20    -[X],” at the corporate trust

department of The Bank of New York Mellon.  The security interest of the Indenture Trustee in such account or any other account in which Posted Collateral will be maintained will be perfected by the Indenture Trustee by control pursuant to §8-106 of the Uniform Commercial Code.  Party A consents to The Bank of New York Mellon as securities intermediary entering into the Control Agreement to establish such control under §8-106(d)(2) of the UCC.

(iii)                               Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian will have the rights specified in Paragraph 6(c)(ii).

(h)                                 Distributions and Interest Amount.

(i)                                     Interest Amount.  The definition of “Interest Amount” will be deleted in its entirety and replaced with the following:

“‘Interest Amount’ means, with respect to an Interest Period, any amount of interest received (net of any deduction or withholding for or on account of any tax) by the holder of such Posted Credit Support during such Interest Period on the principal amount of the portion of the Posted Credit Support comprised of Cash.”

(ii)                                  Transfer of Interest Amount.  The transfer of the Interest Amount will be made on the date on which a scheduled payment is due under a Transaction and on any other Local Business Day on which Posted Credit Support in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b), in each case, to the extent that the Valuation Agent has confirmed in writing that no Delivery Amount would be created or increased by the transfer.

(iii)                               Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(iv)                              Transfer of Distributions.  The holder of Posted Credit Support will only be obliged to transfer Distributions under Paragraph 6(d)(i) if the Valuation Agent has confirmed in writing that no Delivery Amount would be created or increased by the transfer (and the date of calculation will be deemed a Valuation Date for this purpose).

(i)                                     Additional Representation(s).

There are no additional representations by either party.

(j)                                    Other Eligible Support and Other Posted Support.

(i)                                     “Value” with respect to Other Eligible Support and Other Posted Support will have such meaning as the parties will agree in writing from time to time.

(ii)                                  “Transfer” with respect to Other Eligible Support and Other Posted Support will have such meaning as the parties will agree in writing from time to time.

(k)                                 Demands and Notices.  All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, and:

(i)                                     will be given to or made at the following addresses:

If to Party A:

[Hedge Counterparty]

[Address]

Attn:  [              ]

Tel: [              ]

Fax: [              ]

If to Party B:   The addresses set forth in the Schedule,

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party; and

(ii)                                  will be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice will be deemed to be effective on the next succeeding Local Business Day.

(l)                                     Addresses for Transfers.

Party A:  To be notified to Party B by Party A at the time of the request for the transfer.

Party B:  To be notified to Party A by Party B upon request by Party A.

(m)                             Other Provisions.

(i)                                     Actions under this Annex.  Party B may take any actions permitted under this Annex, including exercising any rights it may have under Paragraph 8 of this Annex, through the Custodian, or any successor custodian, as agent for Party B.

(ii)                                  Transfer Timing.  The following words are inserted at the end of Paragraph 4(b):

“provided, that any Transfer of Eligible Credit Support or Posted Credit Support by the Pledgor pursuant to Paragraph 3(a) will be made not later than the close of business on the Valuation Date, regardless of whether any demand for Transfer is received.”

(iii)                               Event of Default.  Paragraph 7 will be deleted and replaced in its entirety by the following:

“For the purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default in relation to all Transactions will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral, any Distributions or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under this Annex will only be an Event of Default if (i) [the Moody’s Second Rating Trigger Requirements apply and at least 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply] and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A; provided, further, notwithstanding the foregoing, nothing in this Paragraph 7 will apply to cause any Event of Default to exist with respect to Party B except in respect of Party B’s obligations under Paragraph 3(b) of this Annex.”.

(iv)                              Costs of Transfer or Exchange and Maintenance.  Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, (A) all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor and (B) all other costs associated with the posting and maintenance of Eligible Credit Support, including all costs associated with the establishment and maintenance of the Hedge Counterparty Collateral Account in accordance with Paragraph 13(g)(ii).

(v)                                 Cumulative Rights.  The rights, powers and remedies of the Secured Party under this Annex will be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies will be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(vi)                              Single Pledgor and Single Secured Party.  For the avoidance of doubt, Party A will always be the Pledgor and Party B will always be the Secured Party.

(vii)                           “Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(k) of the Schedule is deleted)” will be inserted and (2) at the end of the definition of “Exposure” the words “without assuming that the terms of such Replacement Transactions are materially less beneficial for the holder of such Eligible Credit Support than the terms of this Agreement” will be added.

(viii)                        Additional Defined Terms.  Capitalized terms used but not defined in this Annex have the meanings assigned to them in the Agreement and the Schedule thereto.  In the event of any inconsistency between the provisions of this Annex and the provisions in the Agreement or the Schedule thereto, this Annex will prevail.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

[HEDGE COUNTERPARTY]		FORD CREDIT AUTO OWNER TRUST 20 -[X]

		By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee
By:
Title:
Name:

By:
Name:
Title:

Copyright ©1994 by International Swaps and Derivatives Association, Inc.

EXHIBIT A

[MOODY’S FIRST TRIGGER ADDITIONAL AMOUNT
APPLICABLE PERCENTAGES

	Interest Rate Hedges
Weighted Average Life of	Valuation Dates:
Hedge in Years	Daily	Weekly
1 year or less	0.15%	0.25%
2 years or less but greater than 1 year	0.30%	0.50%
3 years or less but greater than 2 years	0.40%	0.70%
4 years or less but greater than 3 years	0.60%	1.00%
5 years or less but greater than 4 years	0.70%	1.20%
6 years or less but greater than 5 years	0.80%	1.40%]

EXHIBIT B

[MOODY’S SECOND TRIGGER ADDITIONAL AMOUNT
APPLICABLE PERCENTAGES

For Transactions that are not Transaction-Specific Hedges.

“Transaction-Specific Hedge” means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount of the swap is “balance guaranteed” or (y) the notional amount of the swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

	Interest Rate Hedges
Weighted Average Life of	Valuation Dates:
Hedge in Years	Daily	Weekly
1 year or less	0.50%	0.60%
2 years or less but greater than 1 year	1.00%	1.20%
3 years or less but greater than 2 years	1.50%	1.70%
4 years or less but greater than 3 years	1.90%	2.30%
5 years or less but greater than 4 years	2.40%	2.80%
6 years or less but greater than 5 years	2.80%	3.30%

For Transactions that are Transaction-Specific Hedges.

	Interest Rate Hedges
Weighted Average Life of	Valuation Dates:
Hedge in Years	Daily	Weekly
1 year or less	0.65%	0.75%
2 years or less but greater than 1 year	1.30%	1.50%
3 years or less but greater than 2 years	1.90%	2.20%
4 years or less but greater than 3 years	2.50%	2.90%
5 years or less but greater than 4 years	3.10%	3.60%
6 years or less but greater than 5 years	3.60%	4.20%]

[              ], 20

To:                             [HEDGE COUNTERPARTY]
[address]

From:              FORD CREDIT AUTO OWNER TRUST 20    -[X]
c/o U.S. Bank Trust National Association,
  as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attention:                                         Corporate Trust Department
Tel:                           (302) 576-3704
Fax:                       (302) 576-3717

Re:                             Interest Rate Swap Reference No. [                  ]

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between [Hedge Counterparty] (“Party A”) and Ford Credit Auto Owner Trust 20    -[X] (“Party B”) on the Trade Date listed below (the “Transaction”).  This letter constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.  For these purposes, all references in those Definitions to a “Swap Transaction” will be deemed to apply to the Transaction referred to herein.  In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.  Other capitalized terms used herein and not otherwise defined will have the meanings given to them in Appendix A to the Sale and Servicing Agreement, dated as of [              ], 20     (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”), among Ford Credit Auto Owner Trust 20    -[X], as Issuer, Ford Credit Auto Receivables Two LLC, as Depositor, and Ford Motor Credit Company LLC, as Servicer.  In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

1.                                      This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule thereto, each dated as of [              ], 20    , each between you and us (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).  All provisions contained in the Agreement govern this Confirmation except as modified below.

2.                                      The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	[Hedge Counterparty]

Party B:	Ford Credit Auto Owner Trust 20 -[X]

Trade Date:	[ ], 20

Effective Date:	[ ], 20

Notional Amount:

For the first Calculation, the Notional Amount of this Transaction for purposes of calculating payments due by either party on the first Payment Date will be $[              ]. With respect to any subsequent Calculation Period up through and including the Calculation Period ending on but excluding the Termination Date, the Notional Amount will be the Note Balance of the Class [    ] Notes (after giving effect to all amounts paid on the Payment Date that is the first day of the related Calculation Period for Floating Amounts) as stated on the Servicer’s monthly investor report relating to such Payment Date (the “Actual Balance”). The Calculation Agent will determine the Notional Amount and will inform Party A of such determination no later than two Business Days before each Payment Date using the Note Balance of the Class [    ] Notes prior to giving effect to any payments of principal on the Class [    ] Notes on the following Payment Date, as shown in the Servicer’s monthly investor report relating to such Payment Date.

Termination Date:	The earlier of [ ], 20 and the date the Note Balance of the Class [ ] Notes has been reduced to zero.

Fixed Amounts

Fixed Rate Payer:	Party B

Fixed Rate Payer
Payment Date:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention. The initial Fixed Rate Payer Payment Date will be [ ], 20 .

Fixed Rate
Period End Date:	The 15th day of each calendar month, with No Adjustment. The initial Fixed Rate Period End Date will be [ ], 20 .

Fixed Rate:	[ ]%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts

Floating Rate Payer:	Party A

Floating Rate Payer
Payment Date:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention. The initial Floating Rate Payer Payment Date will be [ ], 20 .

Floating Rate for
Initial Calculation
Period:	[ ]% (excluding Spread)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	Plus [ ]%

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Business Days:	New York.

Calculation Agent:	Ford Motor Credit Company LLC, as Administrator for Party B.

3. Account Details

Payments to Party A:	[Hedge Counterparty]
ABA No.:
Acct:
Favor:
Account No:
Swift Code:

Payments to Party B:	The Bank of New York Mellon
ABA No.: 021 000 018
Account No.: GLA 111-565
Attention: Esther Antoine
For further credit to: Ford Credit Auto Owner Trust 20 -[X] — Collection Acct TAS #[ ]

Party A Operations Contact:	[Hedge Counterparty]
[address]
Attention:
Tel:
Fax:

Party B Operations Contact:	Ford Credit Auto Owner Trust 20 -[X]
c/o U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attention: Corporate Trust Department
Tel: (302) 576-3704
Fax: (302) 576-3717

with copies to:

The Bank of New York Mellon,
as Indenture Trustee for
Ford Credit Auto Owner Trust 20 -[X]
101 Barclay Street
Floor 4 West
New York, New York 10286
Attention: Structured Finance Services -
Asset Backed Securities, Ford 20 -[X]
Tel: (212) 815-5331
Fax: (212) 815-8091

and

Ford Motor Credit Company LLC
c/o Ford Motor Company

World Headquarters, Suite 801-C1
One American Road
Dearborn, Michigan 48126
Attn: Securitization Operations Supervisor
Tel: (313) 206-5899
Fax: (313) 390-4133

[Remainder of Page Intentionally Left Blank]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 20 -[X]

	By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Accepted and confirmed as of the Trade Date written above:

[HEDGE COUNTERPARTY]

By:
Name:
Title:

[Signature Page to Class [    ] Front Confirm]